THIS MATERIAL HAS BEEN PREPARED FOR INFORMATION PURPOSES TO SUPPORT THE
PROMOTION OR MARKETING OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN. THIS IS
NOT A RESEARCH REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH
DEPARTMENT. IT WAS PREPARED BY MORGAN STANLEY SALES, TRADING, BANKING OR OTHER
NON-RESEARCH PERSONNEL. THIS MATERIAL WAS NOT INTENDED OR WRITTEN TO BE USED,
AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES
THAT MAY BE IMPOSED ON THE TAXPAYER UNDER U.S. FEDERAL TAX LAWS. EACH TAXPAYER
SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN
INDEPENDENT TAX ADVISOR. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE
PERFORMANCE. PLEASE SEE ADDITIONAL IMPORTANT INFORMATION AND QUALIFICATIONS AT
THE END OF THIS MATERIAL.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

12/05/2005   15:00:59   CARVE Version 58.0   /u/alexwong/deal/pwr10/051202/pwr10.051205.carve

BSCMS   BSCMS   SERIES 2005-PWR10 **S&P/FITCH   CLASS A2
------------------------------------------------------------------------------------------------------------------------------
Class            A2             Settlement Date    12/20/2005 Coupon          5.34400              Cusip            N/A
Original Balance 139,400,000.00 Dated Date         12/01/2005 Delay           10                   Yield Table Date 12/05/2005
Current Balance  139,400,000.00 First Payment Date 01/11/2006 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA        Next Payment Date  01/11/2006 Orig Deal Size  2,633,679,672.00     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 30
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0

PREPAY                    CPR 0  (!YM) CPR 50  (!YM) CPR 100  CPR 0  CPR 0  CPR 0  (!YM) CPR 50
DEFAULT                                                       CDR 1  CDR 1  CDR 1  CDR 1.8
ADVANCES                                                      YES    YES    YES    YES
RECV MNTH                                                     12     12     12     12
RECV DISTR                                                    100 1  100 1  100 1  100 1
LOSSES                                                        0.25   0.5    0.4    0.4

--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------

                   99.9209      5.3872      5.3872      5.3870      5.3864      5.3869      5.3867      5.3857
                   99.9834      5.3723      5.3723      5.3719      5.3708      5.3717      5.3714      5.3694
                  100.0459      5.3574      5.3574      5.3568      5.3552      5.3565      5.3560      5.3530
                  100.1084      5.3425      5.3425      5.3417      5.3396      5.3413      5.3407      5.3367
                  100.1709      5.3277      5.3276      5.3266      5.3240      5.3261      5.3254      5.3205
                  100.2334      5.3128      5.3127      5.3115      5.3084      5.3109      5.3100      5.3042
                  100.2959      5.2979      5.2978      5.2965      5.2929      5.2957      5.2947      5.2879
                  100.3584      5.2831      5.2829      5.2814      5.2773      5.2806      5.2794      5.2717
                  100.4209      5.2682      5.2681      5.2664      5.2618      5.2654      5.2642      5.2554
                  100.4834      5.2534      5.2533      5.2514      5.2462      5.2503      5.2489      5.2392
                  100.5459      5.2386      5.2384      5.2364      5.2307      5.2352      5.2336      5.2230
                  100.6084      5.2238      5.2236      5.2213      5.2152      5.2201      5.2184      5.2068
                  100.6709      5.2090      5.2088      5.2064      5.1997      5.2050      5.2031      5.1906
                  100.7334      5.1942      5.1940      5.1914      5.1842      5.1899      5.1879      5.1744
                  100.7959      5.1795      5.1792      5.1764      5.1687      5.1748      5.1727      5.1583
                  100.8584      5.1647      5.1644      5.1614      5.1533      5.1598      5.1575      5.1421
                  100.9209      5.1499      5.1497      5.1465      5.1378      5.1447      5.1423      5.1260
                  100.9834      5.1352      5.1349      5.1316      5.1224      5.1297      5.1271      5.1099
                  101.0459      5.1205      5.1202      5.1166      5.1070      5.1146      5.1119      5.0938
                  101.1084      5.1058      5.1054      5.1017      5.0915      5.0996      5.0968      5.0777
                  101.1709      5.0911      5.0907      5.0868      5.0761      5.0846      5.0816      5.0616
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      4.87        4.86        4.80        4.62        4.76        4.71        4.40
MOD DURATION @ 100.5459           4.19        4.18        4.13        4.00        4.10        4.06        3.83
FIRST PRIN                  09/11/2010  09/11/2010  09/11/2010  09/11/2009  02/11/2010  11/11/2009  04/11/2009
LAST PRIN                   12/11/2010  12/11/2010  12/11/2010  11/11/2010  11/11/2010  11/11/2010  11/11/2010
PAYMENT WINDOW                       4           4           4          15          10          13          20
PERCENT CUM WRITEDOWN             0.00        0.00        0.00        0.00        0.00        0.00        0.00
USD SWAP SPREAD @ 100.5459          24          24          24          24          24          24          24

                                                                     Page 1 of 9

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

12/05/2005   15:00:59   CARVE Version 58.0   /u/alexwong/deal/pwr10/051202/pwr10.051205.carve

BSCMS   BSCMS   SERIES 2005-PWR10 **S&P/FITCH   CLASS AAB
------------------------------------------------------------------------------------------------------------------------------
Class            AAB            Settlement Date    12/20/2005 Coupon          5.39500              Cusip            N/A
Original Balance 171,000,000.00 Dated Date         12/01/2005 Delay           10                   Yield Table Date 12/05/2005
Current Balance  171,000,000.00 First Payment Date 01/11/2006 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA        Next Payment Date  01/11/2006 Orig Deal Size  2,633,679,672.00     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 30
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0

PREPAY                    CPR 0  (!YM) CPR 50  (!YM) CPR 100  CPR 0  CPR 0  CPR 0  (!YM) CPR 50
DEFAULT                                                       CDR 1  CDR 1  CDR 1  CDR 1.8
ADVANCES                                                      YES    YES    YES    YES
RECV MNTH                                                     12     12     12     12
RECV DISTR                                                    100 1  100 1  100 1  100 1
LOSSES                                                        0.25   0.5    0.4    0.4

--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------

                   99.9240      5.4434      5.4434      5.4433      5.4419      5.4425      5.4423      5.4412
                   99.9865      5.4327      5.4327      5.4326      5.4300      5.4310      5.4307      5.4287
                  100.0490      5.4221      5.4221      5.4220      5.4181      5.4196      5.4191      5.4163
                  100.1115      5.4114      5.4114      5.4113      5.4062      5.4082      5.4075      5.4038
                  100.1740      5.4008      5.4008      5.4007      5.3943      5.3968      5.3960      5.3914
                  100.2365      5.3902      5.3902      5.3900      5.3824      5.3855      5.3844      5.3789
                  100.2990      5.3796      5.3795      5.3794      5.3705      5.3741      5.3729      5.3665
                  100.3615      5.3690      5.3689      5.3687      5.3587      5.3627      5.3613      5.3541
                  100.4240      5.3584      5.3583      5.3581      5.3468      5.3514      5.3498      5.3417
                  100.4865      5.3478      5.3477      5.3475      5.3350      5.3400      5.3383      5.3293
                  100.5490      5.3372      5.3372      5.3369      5.3231      5.3287      5.3268      5.3169
                  100.6115      5.3267      5.3266      5.3263      5.3113      5.3173      5.3153      5.3045
                  100.6740      5.3161      5.3160      5.3157      5.2995      5.3060      5.3038      5.2921
                  100.7365      5.3055      5.3055      5.3051      5.2877      5.2947      5.2923      5.2798
                  100.7990      5.2950      5.2949      5.2945      5.2759      5.2834      5.2808      5.2674
                  100.8615      5.2845      5.2844      5.2840      5.2641      5.2721      5.2694      5.2551
                  100.9240      5.2739      5.2738      5.2734      5.2523      5.2608      5.2579      5.2428
                  100.9865      5.2634      5.2633      5.2628      5.2405      5.2495      5.2465      5.2304
                  101.0490      5.2529      5.2528      5.2523      5.2288      5.2382      5.2350      5.2181
                  101.1115      5.2424      5.2423      5.2418      5.2170      5.2270      5.2236      5.2058
                  101.1740      5.2319      5.2318      5.2312      5.2053      5.2157      5.2122      5.1935
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      7.29        7.29        7.27        6.35        6.69        6.56        6.01
MOD DURATION @ 100.5490           5.86        5.86        5.85        5.24        5.47        5.39        5.00
FIRST PRIN                  12/11/2010  12/11/2010  12/11/2010  12/11/2010  12/11/2010  12/11/2010  11/11/2010
LAST PRIN                   01/11/2015  12/11/2014  10/11/2014  06/11/2013  03/11/2014  11/11/2013  11/11/2012
PAYMENT WINDOW                      50          49          47          31          40          36          25
PERCENT CUM WRITEDOWN             0.00        0.00        0.00        0.00        0.00        0.00        0.00
USD SWAP SPREAD @ 100.5490          28          28          28          29          29          29          29

                                                                     Page 2 of 9

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

12/05/2005   15:00:59   CARVE Version 58.0   /u/alexwong/deal/pwr10/051202/pwr10.051205.carve

BSCMS            BSCMS SERIES 2005-PWR10 **S&P/FITCH   CLASS A3
------------------------------------------------------------------------------------------------------------------------------
Class            A3             Settlement Date    12/20/2005 Coupon          5.44800              Cusip            N/A
Original Balance 59,400,000.00  Dated Date         12/01/2005 Delay           10                   Yield Table Date 12/05/2005
Current Balance  59,400,000.00  First Payment Date 01/11/2006 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA        Next Payment Date  01/11/2006 Orig Deal Size  2,633,679,672.00     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 30
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0

PREPAY                    CPR 0  (!YM) CPR 50  (!YM) CPR 100  CPR 0  CPR 0  CPR 0  (!YM) CPR 50
DEFAULT                                                       CDR 1  CDR 1  CDR 1  CDR 1.8
ADVANCES                                                      YES    YES    YES    YES
RECV MNTH                                                     12     12     12     12
RECV DISTR                                                    100 1  100 1  100 1  100 1
LOSSES                                                        0.25   0.5    0.4    0.4

--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------

                   99.9237      5.4962      5.4962      5.4959      5.4923      5.4937      5.4929      5.4923
                   99.9862      5.4846      5.4846      5.4841      5.4775      5.4800      5.4785      5.4774
                  100.0487      5.4730      5.4730      5.4722      5.4627      5.4663      5.4642      5.4625
                  100.1112      5.4615      5.4614      5.4604      5.4479      5.4526      5.4498      5.4476
                  100.1737      5.4499      5.4498      5.4486      5.4331      5.4389      5.4355      5.4327
                  100.2362      5.4383      5.4382      5.4368      5.4183      5.4252      5.4212      5.4179
                  100.2987      5.4268      5.4266      5.4250      5.4035      5.4116      5.4069      5.4030
                  100.3612      5.4152      5.4150      5.4132      5.3888      5.3979      5.3926      5.3882
                  100.4237      5.4037      5.4035      5.4014      5.3740      5.3843      5.3783      5.3734
                  100.4862      5.3921      5.3919      5.3896      5.3593      5.3707      5.3640      5.3586
                  100.5487      5.3806      5.3804      5.3778      5.3445      5.3570      5.3497      5.3438
                  100.6112      5.3691      5.3689      5.3660      5.3298      5.3434      5.3355      5.3290
                  100.6737      5.3576      5.3573      5.3543      5.3151      5.3298      5.3212      5.3142
                  100.7362      5.3461      5.3458      5.3425      5.3004      5.3163      5.3070      5.2994
                  100.7987      5.3346      5.3343      5.3308      5.2857      5.3027      5.2928      5.2847
                  100.8612      5.3231      5.3228      5.3191      5.2711      5.2891      5.2785      5.2699
                  100.9237      5.3117      5.3113      5.3074      5.2564      5.2756      5.2643      5.2552
                  100.9862      5.3002      5.2998      5.2957      5.2417      5.2620      5.2501      5.2405
                  101.0487      5.2888      5.2884      5.2839      5.2271      5.2485      5.2360      5.2258
                  101.1112      5.2773      5.2769      5.2723      5.2125      5.2350      5.2218      5.2111
                  101.1737      5.2659      5.2654      5.2606      5.1978      5.2214      5.2076      5.1964
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      6.56        6.54        6.39        4.92        5.40        5.10        4.89
MOD DURATION @ 100.5487           5.38        5.37        5.27        4.21        4.55        4.35        4.19
FIRST PRIN                  07/11/2012  05/11/2012  05/11/2012  11/11/2010  11/11/2010  11/11/2010  11/11/2010
LAST PRIN                   07/11/2012  07/11/2012  05/11/2012  01/11/2011  07/11/2012  05/11/2012  11/11/2010
PAYMENT WINDOW                       1           3           1           3          21          19           1
PERCENT CUM WRITEDOWN             0.00        0.00        0.00        0.00        0.00        0.00        0.00
USD SWAP SPREAD @ 100.5487          34          34          34          34          34          34          34

                                                                     Page 3 of 9

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

12/05/2005   15:00:59   CARVE Version 58.0   /u/alexwong/deal/pwr10/051202/pwr10.051205.carve

BSCMS   BSCMS   SERIES 2005-PWR10 **S&P/FITCH   CLASS A4
--------------------------------------------------------------------------------------------------------------------------------
Class            A4               Settlement Date    12/20/2005 Coupon          5.44600              Cusip            N/A
Original Balance 1,049,504,000.00 Dated Date         12/01/2005 Delay           10                   Yield Table Date 12/05/2005
Current Balance  1,049,504,000.00 First Payment Date 01/11/2006 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA          Next Payment Date  01/11/2006 Orig Deal Size  2,633,679,672.00     Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly    Num of Tranches 30
Factor           1.00000000       Interest Freq      Monthly    Deal Age        0

PREPAY                    CPR 0  (!YM) CPR 50  (!YM) CPR 100  CPR 0  CPR 0  CPR 0  (!YM) CPR 50
DEFAULT                                                       CDR 1  CDR 1  CDR 1  CDR 1.8
ADVANCES                                                      YES    YES    YES    YES
RECV MNTH                                                     12     12     12     12
RECV DISTR                                                    100 1  100 1  100 1  100 1
LOSSES                                                        0.25   0.5    0.4    0.4

--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------

                   99.9237      5.4979      5.4979      5.4978      5.4978      5.4979      5.4979      5.4977
                   99.9862      5.4895      5.4894      5.4892      5.4892      5.4894      5.4893      5.4891
                  100.0487      5.4810      5.4809      5.4806      5.4807      5.4808      5.4808      5.4804
                  100.1112      5.4725      5.4724      5.4720      5.4721      5.4723      5.4722      5.4718
                  100.1737      5.4640      5.4639      5.4634      5.4635      5.4638      5.4637      5.4632
                  100.2362      5.4556      5.4555      5.4549      5.4549      5.4553      5.4552      5.4545
                  100.2987      5.4471      5.4470      5.4463      5.4464      5.4468      5.4467      5.4459
                  100.3612      5.4387      5.4385      5.4377      5.4378      5.4383      5.4381      5.4373
                  100.4237      5.4302      5.4301      5.4292      5.4293      5.4298      5.4296      5.4287
                  100.4862      5.4218      5.4216      5.4206      5.4208      5.4213      5.4211      5.4201
                  100.5487      5.4133      5.4132      5.4121      5.4122      5.4129      5.4126      5.4115
                  100.6112      5.4049      5.4047      5.4035      5.4037      5.4044      5.4042      5.4029
                  100.6737      5.3965      5.3963      5.3950      5.3952      5.3959      5.3957      5.3943
                  100.7362      5.3881      5.3879      5.3865      5.3867      5.3875      5.3872      5.3858
                  100.7987      5.3797      5.3795      5.3780      5.3782      5.3790      5.3787      5.3772
                  100.8612      5.3713      5.3710      5.3694      5.3697      5.3706      5.3703      5.3686
                  100.9237      5.3629      5.3626      5.3609      5.3612      5.3622      5.3618      5.3601
                  100.9862      5.3545      5.3542      5.3524      5.3527      5.3537      5.3534      5.3515
                  101.0487      5.3461      5.3458      5.3440      5.3442      5.3453      5.3449      5.3430
                  101.1112      5.3378      5.3375      5.3355      5.3358      5.3369      5.3365      5.3344
                  101.1737      5.3294      5.3291      5.3270      5.3273      5.3285      5.3281      5.3259
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      9.70        9.68        9.53        9.56        9.64        9.61        9.47
MOD DURATION @ 100.5487           7.36        7.34        7.26        7.27        7.32        7.30        7.21
FIRST PRIN                  01/11/2015  12/11/2014  10/11/2014  06/11/2013  03/11/2014  11/11/2013  11/11/2012
LAST PRIN                   11/11/2015  11/11/2015  09/11/2015  11/11/2015  11/11/2015  11/11/2015  11/11/2015
PAYMENT WINDOW                      11          12          12          30          21          25          37
PERCENT CUM WRITEDOWN             0.00        0.00        0.00        0.00        0.00        0.00        0.00
USD SWAP SPREAD @ 100.5487          30          30          30          30          30          30          30

                                                                     Page 4 of 9

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

12/05/2005   15:00:59   CARVE Version 58.0   /u/alexwong/deal/pwr10/051202/pwr10.051205.carve

BSCMS   BSCMS   SERIES 2005-PWR10 **S&P/FITCH   CLASS AM
--------------------------------------------------------------------------------
Class            AM             Settlement Date    12/20/2005 Coupon          -1.00000             Cusip            N/A
Original Balance 263,368,000.00 Dated Date         12/01/2005 Delay           10                   Yield Table Date 12/05/2005
Current Balance  263,368,000.00 First Payment Date 01/11/2006 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA        Next Payment Date  01/11/2006 Orig Deal Size  2,633,679,672.00     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 30
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0

PREPAY                    CPR 0  (!YM) CPR 50  (!YM) CPR 100  CPR 0  CPR 0  CPR 0  (!YM) CPR 50
DEFAULT                                                       CDR 1  CDR 1  CDR 1  CDR 1.8
ADVANCES                                                      YES    YES    YES    YES
RECV MNTH                                                     12     12     12     12
RECV DISTR                                                    100 1  100 1  100 1  100 1
LOSSES                                                        0.25   0.5    0.4    0.4

--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------

                   99.9221      5.5332      5.5332      5.5336      5.5332      5.5332      5.5332      5.5334
                   99.9846      5.5249      5.5249      5.5251      5.5249      5.5249      5.5249      5.5250
                  100.0471      5.5166      5.5166      5.5166      5.5166      5.5166      5.5166      5.5167
                  100.1096      5.5082      5.5083      5.5082      5.5083      5.5083      5.5083      5.5084
                  100.1721      5.4999      5.5000      5.4997      5.5000      5.5000      5.5000      5.5001
                  100.2346      5.4916      5.4917      5.4912      5.4917      5.4917      5.4917      5.4918
                  100.2971      5.4834      5.4834      5.4828      5.4834      5.4834      5.4834      5.4835
                  100.3596      5.4751      5.4751      5.4743      5.4751      5.4751      5.4751      5.4752
                  100.4221      5.4668      5.4668      5.4659      5.4668      5.4668      5.4668      5.4670
                  100.4846      5.4585      5.4585      5.4575      5.4586      5.4586      5.4586      5.4587
                  100.5471      5.4503      5.4502      5.4490      5.4503      5.4503      5.4503      5.4504
                  100.6096      5.4420      5.4420      5.4406      5.4420      5.4420      5.4420      5.4422
                  100.6721      5.4338      5.4337      5.4322      5.4338      5.4338      5.4338      5.4339
                  100.7346      5.4255      5.4255      5.4238      5.4255      5.4255      5.4255      5.4257
                  100.7971      5.4173      5.4172      5.4154      5.4173      5.4173      5.4173      5.4174
                  100.8596      5.4090      5.4090      5.4070      5.4091      5.4091      5.4091      5.4092
                  100.9221      5.4008      5.4007      5.3986      5.4008      5.4008      5.4008      5.4010
                  100.9846      5.3926      5.3925      5.3903      5.3926      5.3926      5.3926      5.3927
                  101.0471      5.3844      5.3843      5.3819      5.3844      5.3844      5.3844      5.3845
                  101.1096      5.3762      5.3761      5.3735      5.3762      5.3762      5.3762      5.3763
                  101.1721      5.3680      5.3679      5.3652      5.3680      5.3680      5.3680      5.3681
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      9.97        9.96        9.72        9.97        9.97        9.97        9.97
MOD DURATION @ 100.5471           7.50        7.50        7.36        7.50        7.50        7.50        7.50
FIRST PRIN                  12/11/2015  11/11/2015  09/11/2015  12/11/2015  12/11/2015  12/11/2015  11/11/2015
LAST PRIN                   12/11/2015  12/11/2015  09/11/2015  12/11/2015  12/11/2015  12/11/2015  12/11/2015
PAYMENT WINDOW                       1           2           1           1           1           1           2
PERCENT CUM WRITEDOWN             0.00        0.00        0.00        0.00        0.00        0.00        0.00
USD SWAP SPREAD @ 100.5471          33          33          34          33          33          33          33

                                                                     Page 5 of 9

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

12/05/2005   15:00:59   CARVE Version 58.0   /u/alexwong/deal/pwr10/051202/pwr10.051205.carve

BSCMS   BSCMS   SERIES 2005-PWR10 **S&P/FITCH   CLASS AJ
------------------------------------------------------------------------------------------------------------------------------
Class            AJ             Settlement Date    12/20/2005 Coupon          -1.00000             Cusip            N/A
Original Balance 210,695,000.00 Dated Date         12/01/2005 Delay           10                   Yield Table Date 12/05/2005
Current Balance  210,695,000.00 First Payment Date 01/11/2006 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AAA/AAA        Next Payment Date  01/11/2006 Orig Deal Size  2,633,679,672.00     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 30
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0

PREPAY                    CPR 0  (!YM) CPR 50  (!YM) CPR 100  CPR 0  CPR 0  CPR 0  (!YM) CPR 50
DEFAULT                                                       CDR 1  CDR 1  CDR 1  CDR 1.8
ADVANCES                                                      YES    YES    YES    YES
RECV MNTH                                                     12     12     12     12
RECV DISTR                                                    100 1  100 1  100 1  100 1
LOSSES                                                        0.25   0.5    0.4    0.4

--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------

                   99.9221      5.6035      5.6036      5.6037      5.6035      5.6035      5.6035      5.6037
                   99.9846      5.5951      5.5953      5.5952      5.5951      5.5951      5.5951      5.5953
                  100.0471      5.5868      5.5869      5.5867      5.5868      5.5868      5.5868      5.5870
                  100.1096      5.5784      5.5786      5.5783      5.5785      5.5785      5.5785      5.5786
                  100.1721      5.5701      5.5703      5.5698      5.5701      5.5701      5.5701      5.5703
                  100.2346      5.5618      5.5619      5.5614      5.5618      5.5618      5.5618      5.5620
                  100.2971      5.5535      5.5536      5.5530      5.5535      5.5535      5.5535      5.5537
                  100.3596      5.5452      5.5453      5.5445      5.5452      5.5452      5.5452      5.5453
                  100.4221      5.5369      5.5370      5.5361      5.5369      5.5369      5.5369      5.5370
                  100.4846      5.5286      5.5287      5.5277      5.5286      5.5286      5.5286      5.5287
                  100.5471      5.5203      5.5204      5.5193      5.5203      5.5203      5.5203      5.5205
                  100.6096      5.5120      5.5121      5.5109      5.5120      5.5120      5.5120      5.5122
                  100.6721      5.5037      5.5038      5.5025      5.5037      5.5037      5.5037      5.5039
                  100.7346      5.4954      5.4956      5.4941      5.4955      5.4955      5.4955      5.4956
                  100.7971      5.4872      5.4873      5.4857      5.4872      5.4872      5.4872      5.4873
                  100.8596      5.4789      5.4790      5.4774      5.4789      5.4789      5.4789      5.4791
                  100.9221      5.4707      5.4708      5.4690      5.4707      5.4707      5.4707      5.4708
                  100.9846      5.4624      5.4625      5.4606      5.4624      5.4624      5.4624      5.4626
                  101.0471      5.4542      5.4543      5.4523      5.4542      5.4542      5.4542      5.4543
                  101.1096      5.4459      5.4461      5.4439      5.4460      5.4460      5.4460      5.4461
                  101.1721      5.4377      5.4378      5.4356      5.4377      5.4377      5.4377      5.4379
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      9.97        9.97        9.79        9.97        9.97        9.97        9.97
MOD DURATION @ 100.5471           7.48        7.48        7.38        7.48        7.48        7.48        7.48
FIRST PRIN                  12/11/2015  12/11/2015  09/11/2015  12/11/2015  12/11/2015  12/11/2015  12/11/2015
LAST PRIN                   12/11/2015  12/11/2015  11/11/2015  12/11/2015  12/11/2015  12/11/2015  12/11/2015
PAYMENT WINDOW                       1           1           3           1           1           1           1
PERCENT CUM WRITEDOWN             0.00        0.00        0.00        0.00        0.00        0.00        0.00
USD SWAP SPREAD @ 100.5471          40          40          40          40          40          40          40

                                                                     Page 6 of 9

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

12/05/2005   15:00:59   CARVE Version 58.0   /u/alexwong/deal/pwr10/051202/pwr10.051205.carve

BSCMS   BSCMS   SERIES 2005-PWR10 **S&P/FITCH   CLASS B
------------------------------------------------------------------------------------------------------------------------------
Class            B             Settlement Date    12/20/2005 Coupon          -1.00000             Cusip            N/A
Original Balance 19,752,000.00 Dated Date         12/01/2005 Delay           10                   Yield Table Date 12/05/2005
Current Balance  19,752,000.00 First Payment Date 01/11/2006 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AA+/AA+       Next Payment Date  01/11/2006 Orig Deal Size  2,633,679,672.00     Yield Day Count  30/360
Market Desc      N/A           Payment Freq       Monthly    Num of Tranches 30
Factor           1.00000000    Interest Freq      Monthly    Deal Age        0

PREPAY                   CPR 0   (!YM) CPR 50  (!YM) CPR 100  CPR 0  CPR 0  CPR 0  (!YM) CPR 50
DEFAULT                                                       CDR 1  CDR 1  CDR 1  CDR 1.8
ADVANCES                                                      YES    YES    YES    YES
RECV MNTH                                                     12     12     12     12
RECV DISTR                                                    100 1  100 1  100 1  100 1
LOSSES                                                        0.25   0.5    0.4    0.4

--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------

                   99.7344      5.6337      5.6338      5.6354      5.6337      5.6337      5.6337      5.6339
                   99.7969      5.6253      5.6255      5.6270      5.6253      5.6253      5.6253      5.6255
                   99.8594      5.6170      5.6171      5.6185      5.6170      5.6170      5.6170      5.6171
                   99.9219      5.6086      5.6087      5.6101      5.6086      5.6086      5.6086      5.6088
                   99.9844      5.6002      5.6004      5.6017      5.6003      5.6003      5.6003      5.6004
                  100.0469      5.5919      5.5920      5.5933      5.5919      5.5919      5.5919      5.5921
                  100.1094      5.5836      5.5837      5.5849      5.5836      5.5836      5.5836      5.5837
                  100.1719      5.5752      5.5754      5.5765      5.5753      5.5753      5.5753      5.5754
                  100.2344      5.5669      5.5670      5.5682      5.5669      5.5669      5.5669      5.5671
                  100.2969      5.5586      5.5587      5.5598      5.5586      5.5586      5.5586      5.5588
                  100.3594      5.5503      5.5504      5.5514      5.5503      5.5503      5.5503      5.5505
                  100.4219      5.5420      5.5421      5.5431      5.5420      5.5420      5.5420      5.5421
                  100.4844      5.5337      5.5338      5.5347      5.5337      5.5337      5.5337      5.5338
                  100.5469      5.5254      5.5255      5.5264      5.5254      5.5254      5.5254      5.5256
                  100.6094      5.5171      5.5172      5.5180      5.5171      5.5171      5.5171      5.5173
                  100.6719      5.5088      5.5089      5.5097      5.5088      5.5088      5.5088      5.5090
                  100.7344      5.5005      5.5007      5.5014      5.5006      5.5006      5.5006      5.5007
                  100.7969      5.4923      5.4924      5.4931      5.4923      5.4923      5.4923      5.4924
                  100.8594      5.4840      5.4841      5.4847      5.4840      5.4840      5.4840      5.4842
                  100.9219      5.4757      5.4759      5.4764      5.4758      5.4758      5.4758      5.4759
                  100.9844      5.4675      5.4676      5.4681      5.4675      5.4675      5.4675      5.4677
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      9.97        9.97        9.89        9.97        9.97        9.97        9.97
MOD DURATION @ 100.3594           7.47        7.47        7.43        7.47        7.47        7.47        7.47
FIRST PRIN                  12/11/2015  12/11/2015  11/11/2015  12/11/2015  12/11/2015  12/11/2015  12/11/2015
LAST PRIN                   12/11/2015  12/11/2015  11/11/2015  12/11/2015  12/11/2015  12/11/2015  12/11/2015
PAYMENT WINDOW                       1           1           1           1           1           1           1
PERCENT CUM WRITEDOWN             0.00        0.00        0.00        0.00        0.00        0.00        0.00
USD SWAP SPREAD @ 100.3594          43          43          43          43          43          43          43

                                                                     Page 7 of 9

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

12/05/2005   15:00:59   CARVE Version 58.0   /u/alexwong/deal/pwr10/051202/pwr10.051205.carve

BSCMS   BSCMS   SERIES 2005-PWR10 **S&P/FITCH   CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Class            C             Settlement Date    12/20/2005 Coupon          -1.00000             Cusip            N/A
Original Balance 29,629,000.00 Dated Date         12/01/2005 Delay           10                   Yield Table Date 12/05/2005
Current Balance  29,629,000.00 First Payment Date 01/11/2006 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AA/AA         Next Payment Date  01/11/2006 Orig Deal Size  2,633,679,672.00     Yield Day Count  30/360
Market Desc      N/A           Payment Freq       Monthly    Num of Tranches 30
Factor           1.00000000    Interest Freq      Monthly    Deal Age        0

PREPAY                    CPR 0  (!YM) CPR 50  (!YM) CPR 100  CPR 0  CPR 0  CPR 0  (!YM) CPR 50
DEFAULT                                                       CDR 1  CDR 1  CDR 1  CDR 1.8
ADVANCES                                                      YES    YES    YES    YES
RECV MNTH                                                     12     12     12     12
RECV DISTR                                                    100 1  100 1  100 1  100 1
LOSSES                                                        0.25   0.5    0.4    0.4

--------------------------------------------------------------------------------------------------------------
PRICE / YIELD
--------------------------------------------------------------------------------------------------------------

                   99.5841      5.6538      5.6540      5.6557      5.6539      5.6539      5.6539      5.6545
                   99.6466      5.6455      5.6456      5.6472      5.6455      5.6455      5.6455      5.6461
                   99.7091      5.6371      5.6372      5.6388      5.6371      5.6371      5.6371      5.6378
                   99.7716      5.6287      5.6288      5.6304      5.6287      5.6287      5.6287      5.6294
                   99.8341      5.6203      5.6205      5.6219      5.6204      5.6204      5.6204      5.6211
                   99.8966      5.6120      5.6121      5.6135      5.6120      5.6120      5.6120      5.6127
                   99.9591      5.6036      5.6038      5.6051      5.6036      5.6036      5.6036      5.6044
                  100.0216      5.5953      5.5954      5.5967      5.5953      5.5953      5.5953      5.5961
                  100.0841      5.5869      5.5871      5.5883      5.5870      5.5870      5.5870      5.5878
                  100.1466      5.5786      5.5787      5.5799      5.5786      5.5786      5.5786      5.5795
                  100.2091      5.5703      5.5704      5.5716      5.5703      5.5703      5.5703      5.5712
                  100.2716      5.5619      5.5621      5.5632      5.5620      5.5620      5.5620      5.5629
                  100.3341      5.5536      5.5538      5.5548      5.5537      5.5537      5.5537      5.5546
                  100.3966      5.5453      5.5455      5.5465      5.5453      5.5453      5.5453      5.5463
                  100.4591      5.5370      5.5372      5.5381      5.5370      5.5370      5.5370      5.5381
                  100.5216      5.5287      5.5289      5.5297      5.5287      5.5287      5.5287      5.5298
                  100.5841      5.5204      5.5206      5.5214      5.5205      5.5205      5.5205      5.5215
                  100.6466      5.5122      5.5123      5.5131      5.5122      5.5122      5.5122      5.5133
                  100.7091      5.5039      5.5040      5.5047      5.5039      5.5039      5.5039      5.5050
                  100.7716      5.4956      5.4957      5.4964      5.4956      5.4956      5.4956      5.4968
                  100.8341      5.4873      5.4875      5.4881      5.4874      5.4874      5.4874      5.4886
--------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      9.97        9.97        9.89        9.97        9.97        9.97       10.02
MOD DURATION @ 100.2091           7.47        7.47        7.42        7.47        7.47        7.47        7.50
FIRST PRIN                  12/11/2015  12/11/2015  11/11/2015  12/11/2015  12/11/2015  12/11/2015  12/11/2015
LAST PRIN                   12/11/2015  12/11/2015  11/11/2015  12/11/2015  12/11/2015  12/11/2015  01/11/2016
PAYMENT WINDOW                       1           1           1           1           1           1           2
PERCENT CUM WRITEDOWN             0.00        0.00        0.00        0.00        0.00        0.00        0.00
USD SWAP SPREAD @ 100.2091          45          45          45          45          45          45          45

                                                                     Page 8 of 9

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------

12/05/2005   15:00:59   CARVE Version 58.0   /u/alexwong/deal/pwr10/051202/pwr10.051205.carve

BSCMS   BSCMS   SERIES 2005-PWR10 **S&P/FITCH   CLASS D
-----------------------------------------------------------------------------------------------------------------------------
Class            D             Settlement Date    12/20/2005 Coupon          -1.00000             Cusip            N/A
Original Balance 23,045,000.00 Dated Date         12/01/2005 Delay           10                   Yield Table Date 12/05/2005
Current Balance  23,045,000.00 First Payment Date 01/11/2006 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    AA-/AA-       Next Payment Date  01/11/2006 Orig Deal Size  2,633,679,672.00     Yield Day Count  30/360
Market Desc      N/A           Payment Freq       Monthly    Num of Tranches 30
Factor           1.00000000    Interest Freq      Monthly    Deal Age        0

PREPAY                   CPR 0  (!YM) CPR 50  (!YM) CPR 100  CPR 0  CPR 0  CPR 0  (!YM) CPR 50
DEFAULT                                                      CDR 1  CDR 1  CDR 1  CDR 1.8
ADVANCES                                                     YES    YES    YES    YES
RECV MNTH                                                    12     12     12     12
RECV DISTR                                                   100 1  100 1  100 1  100 1
LOSSES                                                       0.25   0.5    0.4    0.4

-------------------------------------------------------------------------------------------------------------
PRICE / YIELD
-------------------------------------------------------------------------------------------------------------

                  99.3592      5.6841      5.6842      5.6861      5.6841      5.6844      5.6841      5.6900
                  99.4217      5.6757      5.6758      5.6776      5.6757      5.6760      5.6757      5.6824
                  99.4842      5.6673      5.6674      5.6692      5.6673      5.6677      5.6673      5.6748
                  99.5467      5.6589      5.6590      5.6607      5.6589      5.6593      5.6589      5.6672
                  99.6092      5.6505      5.6506      5.6523      5.6505      5.6509      5.6505      5.6596
                  99.6717      5.6421      5.6422      5.6438      5.6421      5.6426      5.6421      5.6520
                  99.7342      5.6337      5.6339      5.6354      5.6337      5.6342      5.6337      5.6444
                  99.7967      5.6253      5.6255      5.6270      5.6254      5.6259      5.6254      5.6368
                  99.8592      5.6170      5.6171      5.6186      5.6170      5.6176      5.6170      5.6293
                  99.9217      5.6086      5.6088      5.6102      5.6086      5.6092      5.6086      5.6217
                  99.9842      5.6003      5.6004      5.6017      5.6003      5.6009      5.6003      5.6142
                 100.0467      5.5919      5.5921      5.5933      5.5919      5.5926      5.5919      5.6066
                 100.1092      5.5836      5.5837      5.5850      5.5836      5.5843      5.5836      5.5991
                 100.1717      5.5753      5.5754      5.5766      5.5753      5.5760      5.5753      5.5915
                 100.2342      5.5669      5.5671      5.5682      5.5670      5.5677      5.5670      5.5840
                 100.2967      5.5586      5.5587      5.5598      5.5586      5.5594      5.5586      5.5765
                 100.3592      5.5503      5.5504      5.5515      5.5503      5.5512      5.5503      5.5690
                 100.4217      5.5420      5.5421      5.5431      5.5420      5.5429      5.5420      5.5614
                 100.4842      5.5337      5.5338      5.5347      5.5337      5.5346      5.5337      5.5539
                 100.5467      5.5254      5.5255      5.5264      5.5254      5.5264      5.5254      5.5464
                 100.6092      5.5171      5.5172      5.5181      5.5171      5.5181      5.5171      5.5389
-------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                     9.97        9.97        9.89        9.97       10.03        9.97       11.48
MOD DURATION @ 99.9842           7.47        7.47        7.42        7.47        7.50        7.47        8.25
FIRST PRIN                 12/11/2015  12/11/2015  11/11/2015  12/11/2015  12/11/2015  12/11/2015  01/11/2016
LAST PRIN                  12/11/2015  12/11/2015  11/11/2015  12/11/2015  01/11/2016  12/11/2015  07/11/2019
PAYMENT WINDOW                      1           1           1           1           2           1          43
PERCENT CUM WRITEDOWN            0.00        0.00        0.00        0.00        0.00        0.00        0.00
USD SWAP SPREAD @ 99.9842          48          48          48          48          48          48          44

                                                                     Page 9 of 9

--------------------------------------------------------------------------------
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